Impairment of assets	6 Months Ended
Jun. 30, 2020
Disclosure of detailed information about intangible assets [abstract]
Impairment of assets

Note 7	Impairment of assets

During the second quarter of 2020, we identified indicators of impairment for certain of our Bell Media TV services and radio markets, notably declines in advertising revenues, lower subscriber revenues and overall increases in discount rates resulting from the economic impact of the COVID-19 pandemic. Accordingly, impairment testing was required for certain groups of cash-generating units (CGUs) as well as for goodwill.

Impairment charges for the three and six months ended June 30, 2020 of $449 million and $456 million, respectively, related primarily to $452 million of charges for our English and French TV services as well as various radio markets within our Bell Media segment. These charges included $291 million allocated to indefinite-life intangible assets for broadcast licenses, $146 million allocated to finite-life intangible assets, mainly for program and feature film rights, and $15 million to property, plant and equipment for network and infrastructure and equipment. They were determined by comparing the carrying value of the CGUs to their fair value less cost of disposal. We estimated the fair value of the CGUs using both discounted cash flows and market-based valuation models, which include five-year cash flow projections derived from business plans reviewed by senior management for the period of July 1, 2020 to December 31, 2025, using discount rates of 8.0% to 9.5% and a perpetuity growth rate of (1.0)% to nil as well as market multiple data from public companies and market transactions. The carrying value of these CGUs was $942 million at June 30, 2020.

There was no impairment of Bell Media goodwill. For the Bell Media group of CGUs, a decrease of (0.6)% in the perpetuity growth rate or an increase of 0.4% in the discount rate would have resulted in its recoverable amount being equal to its carrying value.